Exhibit 10.2

SERVICES AGREEMENT

THIS SERVICES AGREEMENT (this “Agreement”), dated as of February 21, 2013, is entered into by and among BUCKEYE PARTNERS, L.P., a publicly traded Delaware limited partnership (the “Partnership”), the subsidiaries of the Partnership set forth on the signature page hereto (collectively, the “Subsidiaries”) and any other subsidiaries or affiliates of the Partnership that become a party to this Agreement pursuant to Article VIII hereof (“Additional Parties,” and such Subsidiaries and Additional Parties, together with the Partnership, collectively, the “Services Recipients”), and BUCKEYE PIPE LINE SERVICES COMPANY, a Pennsylvania corporation (the “Provider”).

WITNESSETH:

WHEREAS, the Provider, Buckeye Pipe Line Company LLC, and Buckeye Management Company LLC (as predecessors-in-interest to Buckeye GP LLC, the general partner of the Partnership (the “General Partner”)) were parties to that certain Services Agreement, dated as of August 12, 1997 and amended and restated as of April 24, 2002 and May 4, 2004 (as so amended and restated, the “Original Agreement”);

WHEREAS, the parties to the Original Agreement terminated the Original Agreement in connection with the execution and delivery by the Provider, the Partnership, and many of the Services Recipients of a replacement Services Agreement, dated as of December 15, 2004 (the “Second Agreement”);

WHEREAS, in connection with the winding down of the Buckeye Pipe Line Services Company Employee Stock Ownership Plan Trust (the “ESOP”) and payoff of amounts due under, and termination of, the Note Agreement and Successor Note Agreements (each as defined in the Second Agreement) used to finance the same, the Provider, the Partnership, and the Subsidiaries desire to enter into this Agreement and, subject to the terms set forth herein, to simultaneously terminate the Second Agreement;

WHEREAS, the General Partner deems it in the best interests of the Partnership to enter into this Agreement;

WHEREAS, MainLine L.P. (the “OP General Partner”), the sole general partner of each of the operating partnerships in which the Partnership has a direct ownership interest (the “Operating Partnerships”), deems it in the best interests of each Operating Partnership to enter into this Agreement; and

WHEREAS, the Provider and the other Services Recipients desire to enter into this Agreement.

NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:

ARTICLE I

Engagement of the Provider

The Services Recipients hereby engage the Provider to provide certain services in connection with the operation of the business of the Services Recipients, subject, in the case of the Partnership, to the control and oversight of the General Partner, and in the case of the Operating Partnerships to the control and oversight of the OP General Partner, each acting in its role as general partner of the Partnership and the Operating Partnerships, respectively, and the Provider hereby accepts its engagement by the Services Recipients.

ARTICLE II

Term of Agreement

The term of this Agreement (the “Service Term”) shall commence on the date hereof. The Service Term shall continue for an initial term of ten (10) years, and shall thereafter continue on a year-to-year basis, in either case unless earlier terminated by the Partnership or any of the other Services Recipients for Cause. For purposes of this Agreement, “Cause” shall mean the failure of the Provider to comply with the terms and conditions set forth in this Agreement or to follow the lawful directives of the Services Recipients in connection with the performance by the Provider of its duties and responsibilities under this Agreement, as determined by the Board of Directors of the General Partner, the Boards of Managers of the LLC Subsidiaries or the Boards of Directors or Boards of Managers of any Additional Subsidiaries, as applicable, in their sole discretion.

ARTICLE III

Duties and Responsibilities of the Provider

3.1 Duties and Responsibilities. During the Service Term, the Provider shall perform such duties and responsibilities as are necessary or appropriate to conduct the day-to-day business operations of the Services Recipients, as are assigned to the Provider by the Services Recipients (the “Services”), and may include, but shall not be limited to, the matters listed on Schedule I hereto. The Services Recipients may from time to time expand, limit or otherwise modify the Services by timely notice to the Provider in writing. All activities of the Provider under this Agreement for the Partnership or the Operating Partnerships shall be performed under the direct supervision of the General Partner or the OP General Partner, each in its capacity as general partner of the Partnership or the Operating Partnerships, respectively.

3.2 Officers and Directors. During the Service Term, the persons serving as the officers and as the Independent Director (as defined in the Articles of Incorporation of the Provider) of the Provider shall be subject to the approval of the General Partner, acting in its role as general partner of the Partnership, such approval not to be unreasonably withheld and to be deemed given in the absence of an objection by the General Partner.

3.3 Equitable Relief. The Provider acknowledges that the provisions of Section 3.2 are, in view of the nature of this transaction, reasonable and necessary to protect the legitimate interests of the Services Recipients, and that any violation of any provision of that Section will result in irreparable injury to the Services Recipients. The Provider also acknowledges that in the event of any such violation, the Services Recipients shall be entitled to preliminary and permanent injunctive relief without the necessity of proving actual damages, and to an equitable accounting of all earnings, profits and other benefits arising from any such violation, which rights shall be cumulative and in addition to any other rights or remedies to which the Services Recipients may be entitled. The Provider agrees that in the event of any such violation, an action may be commenced for any such preliminary and permanent injunctive relief and other equitable relief in the United States District Court for the Eastern District of Pennsylvania or the state court of competent jurisdiction sitting in Lehigh County, Pennsylvania or in any other court of competent jurisdiction. The Provider hereby waives, to the fullest extent permitted by law, any objection that the Provider may now or hereafter have to such jurisdiction or to the laying of the venue of any such suit, action or proceeding brought in such a court and any claim that such suit, action or proceeding has been brought in an inconvenient forum. The Provider agrees that effective service of process may be made upon the Provider under the notice provisions contained in Section 8.2 of this Agreement.

3.4 Survival of Covenants. Sections 3.2 and 3.3 shall survive the termination of this Agreement.

ARTICLE IV

Insurance

The Services Recipients shall include, or cause to be included, the Provider as an additional insured under all liability insurance policies maintained by, or for the benefit of, the Services Recipients. Such policies shall indemnify the Provider and its officers, directors and employees against covered claims and expenses which may be incurred by the Provider and its officers, directors and employees in connection with the activities of the Services Recipients in accordance with the terms of such policies.

ARTICLE V

Services Fee

The Services Recipients (based on the allocation of liability set forth below) shall pay the Provider a fee for performing its duties and responsibilities under this Agreement equal to their respective Allocable Share (as determined in accordance with and defined in Schedule II) of the reasonable costs and expenses incurred by the Provider which are directly or indirectly related to the respective businesses or activities of the Services Recipients, including, without limitation, the following: (i) any amounts related to the payment of taxes when due related to the business of the Services Recipients or to the ESOP, (ii) any income taxes incurred by the Provider on the sale of limited partnership units of the Partnership made to satisfy obligations of the Provider under the ESOP to redeem ESOP accounts of departing employees upon the termination of their employment or in connection with elections by ESOP participants to diversify their ESOP accounts out of stock of the provider, and (iii) routine administrative charges and expenses incurred in connection with the operations of the ESOP, but, in the case of the foregoing clauses (ii) and (iii), only to the extent distributions from limited partnership units of the Partnership owned by the Provider are not sufficient to make all such payments. In addition, the Partnership and the Services Recipients shall reimburse the Provider for all costs and expenses incurred by the Provider in connection with the formation, capitalization, business or other activities of the Provider pursuant to this Agreement. The Partnership shall be jointly and severally liable for its obligations and the obligations of each of the other Services Recipients under this Article V. The obligations each other Services Recipient shall be several. Except as set forth in this Article V, the Provider will not have the right to receive any other compensation for performing its duties and responsibilities under this Agreement.

ARTICLE VI

Indemnification

The Services Recipients shall jointly and severally indemnify, protect and hold the Provider and its affiliates harmless from any and all claims, demands, suits or actions (including attorneys’ fees and expenses) which may be asserted against the Provider arising out of the performance of Services pursuant to this Agreement or otherwise in connection with the Services Recipients; provided that the Provider or such affiliate seeking indemnification acted in good faith and the act or omission which is the basis of such claim, demand, suit or action does not involve the gross negligence or willful misconduct of the Provider or such affiliate.

ARTICLE VII

No Interest Conveyed to the Provider

This Agreement is a services agreement only and does not convey to the Provider any right, title or interest in or to any assets of the Services Recipients. This Agreement is not intended to form a joint venture or a partnership.

ARTICLE VIII

Additional Subsidiaries

The Partnership may cause any Additional Subsidiary to become a Services Recipient by executing and delivering to the other parties hereto a supplement substantially in the form of Exhibit A attached hereto (a “Supplement”), upon which any such Additional Subsidiary shall thereafter be a “Services Recipient” for all purposes under this Agreement.

ARTICLE IX

General Provisions

9.1 No Third Party Beneficiaries. Except for the parties hereto and the General Partner and the OP General Partner, solely in their capacities as general partner of the Partnership and the Operating Partnerships, respectively, no other person or entity shall be entitled to claim any right or benefit hereunder, including, without limitation, the status of a third-party beneficiary of this Agreement.

9.2 Notices. All notices, requests, demands and other communications required or permitted hereunder shall be in writing and shall be delivered personally, sent by facsimile machine, by first class mail or by a nationally recognized overnight courier, postage prepaid. All such notices, requests, demands and other communications shall be addressed to the respective parties at the addresses set forth below, or to such other address or person as any party may designate by notice to the other parties in accordance herewith:

If to the Partnership or other Services Recipient:	Buckeye Partners, L.P. (or relevant Services Recipient) c/o Buckeye GP LLC One Greenway Plaza, Suite 600 Houston TX 77046 Attn: Chief Executive Officer Facsimile No.: (832) 615-8603

If to the Provider:	Buckeye Pipe Line Services Company 5 TEK Park 9999 Hamilton Boulevard Breinigsville, PA 18031 Attn: General Counsel Facsimile No.: (610) 904-4645

9.3 Headings. All article or section headings in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any of the provisions hereof.

9.4 Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors but shall not be assignable except upon the consent in writing of the parties hereto.

9.5 Integration. This Agreement constitutes the entire agreement among the parties pertaining to the subject matter hereof and supersedes all prior agreements and understandings pertaining thereto.

9.6 Waiver and Amendment. No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute a waiver of any such breach or of any other covenant, duty, agreement or condition. Any amendment to this Agreement shall be effective only if in a writing signed by each of the parties hereto.

9.7 Counterparts. This Agreement may be executed in any number of counterparts, all of which together shall constitute one agreement binding on the parties hereto.

9.8 Severability. If any provision of this Agreement is or becomes invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions hereof, or of such provision in other respects, shall not be affected thereby.

9.9 Applicable Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania.

9.10 Termination of Second Agreement. The parties to this Agreement hereby agree that the Second Agreement has been continuously in effect since December 15, 2004, and that, simultaneously with the effectiveness of this Agreement, the Second Agreement is hereby terminated; provided, however, that all executory obligations of any party thereto, and all rights and liabilities of any party that have accrued thereunder as of the time of such termination, shall survive the termination of such Second Agreement.

[signatures follow on next page]

IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the date first above written.

PROVIDER:

BUCKEYE PIPE LINE SERVICES COMPANY

By:	/s/ CLARK C. SMITH
Name: Clark C. Smith
Title: President and Chief Executive Officer

SERVICES RECIPIENTS:

BUCKEYE PARTNERS, L.P.,

By:	BUCKEYE GP LLC
its General Partner

By:	/s/ CLARK C. SMITH
Name: Clark C. Smith
Title: President and Chief Executive Officer

BUCKEYE PIPE LINE COMPANY, L.P.,
BUCKEYE PIPE LINE HOLDINGS, L.P.,
EVERGLADES PIPE LINE COMPANY, L.P., and
LAUREL PIPE LINE COMPANY, L.P.

By:	MainLine L.P.
their General Partner

By:	MainLine GP LLC
its General Partner

By:	/s/ ROBERT A. MALECKY
Name: Robert A. Malecky
Title: President, Domestic Pipelines and Terminals

BAHAMAS OIL REFINING COMPANY
INTERNATIONAL LIMITED

By:	/s/ MARY F. MORGAN
Name: Mary F. Morgan
Title: President

[Signature Page to Services Agreement]

BORCO TOWING COMPANY LIMITED

By:	/s/ MARY F. MORGAN
Name: Mary F. Morgan
Title: President

BUCKEYE ALBANY TERMINAL LLC

By:	/s/ ROBERT A. MALECKY
Name: Robert A. Malecky
Title: President, Domestic Pipelines and Terminals

BUCKEYE ATLANTIC HOLDINGS GP LLC

By:	/s/ MARY F. MORGAN
Name: Mary F. Morgan
Title: President, International Pipelines and Terminals

BUCKEYE CARIBBEAN TERMINALS LLC

By:	/s/ MARY F. MORGAN
Name: Mary F. Morgan
Title: President, International Pipelines and Terminals

BUCKEYE DEVELOPMENT & LOGISTICS I LLC

By:	/s/ JEREMIAH J. ASHCROFT III
Name: Jeremiah J. Ashcroft III
Title: President, Buckeye Services

[Signature Page to Services Agreement]

BUCKEYE DEVELOPMENT & LOGISTICS II LLC

By:	/s/ JEREMIAH J. ASHCROFT III
Name: Jeremiah J. Ashcroft III
Title: President, Buckeye Services

BUCKEYE EAST CHICAGO RAILROAD LLC

By:	/s/ ROBERT A. MALECKY
Name: Robert A. Malecky
Title: President, Domestic Pipelines and Terminals

BUCKEYE ENERGY SERVICES LLC

By:	/s/ JEREMIAH J. ASHCROFT III
Name: Jeremiah J. Ashcroft III
Title: President, Buckeye Services

BUCKEYE HAMMOND RAILROAD LLC

By:	/s/ ROBERT A. MALECKY
Name: Robert A. Malecky
Title: President, Domestic Pipelines and Terminals

BUCKEYE PERTH AMBOY TERMINAL LLC

By:	/s/ ROBERT A. MALECKY
Name: Robert A. Malecky
Title: President, Domestic Pipelines and Terminals

[Signature Page to Services Agreement]

BUCKEYE PIPE LINE TRANSPORTATION LLC

By:	/s/ ROBERT A. MALECKY
Name: Robert A. Malecky
Title: President, Domestic Pipelines and Terminals

BUCKEYE TANK TERMINALS LLC

By:	/s/ ROBERT A. MALECKY
Name: Robert A. Malecky
Title: President, Domestic Pipelines and Terminals

BUCKEYE TERMINALS, LLC

By:	/s/ ROBERT A. MALECKY
Name: Robert A. Malecky
Title: President, Domestic Pipelines and Terminals

FERRYSBURG TERMINAL, LLC

By:	/s/ ROBERT A. MALECKY
Name: Robert A. Malecky
Title: President, Domestic Pipelines and Terminals

LODI GAS STORAGE, L.L.C.

By:	/s/ JEREMIAH J. ASHCROFT III
Name: Jeremiah J. Ashcroft III
Title: President

[Signature Page to Services Agreement]

NORCO PIPE LINE COMPANY, LLC

By:	/s/ ROBERT A. MALECKY
Name: Robert A. Malecky
Title: President, Domestic Pipelines and Terminals

WESPAC PIPELINES-RENO LLC

By:	/s/ ROBERT A. MALECKY
Name: Robert A. Malecky
Title: President, Domestic Pipelines and Terminals

WESPAC PIPELINES-SAN DIEGO LLC

By:	/s/ ROBERT A. MALECKY
Name: Robert A. Malecky
Title: President, Domestic Pipelines and Terminals

WOOD RIVER PIPE LINES LLC

By:	/s/ ROBERT A. MALECKY
Name: Robert A. Malecky
Title: President, Domestic Pipelines and Terminals

[Signature Page to Services Agreement]

Schedule I

The Services shall include any services necessary for the operation of the Partnership and the Services Recipients as specified by such and may include, without limitation, the following services:

•	facility maintenance services, including preventative maintenance activities and equipment repairs;

•	operations services, including loading rack operations, product quality control, sampling, blending, engineering, manifold operations, general maintenance, building and grounds maintenance, routine inspection, lab services, mainline maintenance, right of way patrol, right of way clearing, line depth issues, damage prevention program, emergency response, scheduling services, and pipeline control services;

•	terminal, pipeline, and natural gas storage marketing services;

•	technical services, including engineering, safety, environmental and real estate services;

•	professional services, including legal, accounting, insurance, tax, credit, finance, government affairs, and regulatory affairs; and

•	management and operations services relating to the products marketing business.

Schedule II

The services fee shall be allocated among the Services Recipients by the General Partner from time to time by a method deemed appropriate by the General Partner (the portion of the fee allocated to each Services Recipient from time to time, such Services Recipient’s “Allocable Share”).

EXHIBIT A

SUPPLEMENT

THIS SUPPLEMENT (this “Supplement”), dated as of             , 20     is made by            , a              (the “Additional Subsidiary”), in favor of the parties to the below-described Services Agreement.

WHEREAS, pursuant to the Services Agreement, dated as of February 21, 2013, by and among Buckeye Partners, L.P. (the “Partnership”), Buckeye Pipe Line Services Company and the other subsidiaries of the Partnership that are parties thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Services Agreement”), the Partnership may cause the Additional Subsidiary to execute and deliver this Supplement in order to cause the Additional Subsidiary to become a Services Recipient (as such term is defined in the Services Agreement) under the Services Agreement; and

WHEREAS, the Additional Subsidiary will receive substantial benefit from joining in the Services Agreement as aforesaid;

NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Additional Subsidiary hereby joins in the Services Agreement and becomes a Services Recipient (as such term is defined in the Services Agreement) for all purposes thereunder.

Notice of acceptance of this Supplement and of the Services Agreement, as supplemented hereby, is hereby waived by the Additional Subsidiary.

The address for notices and other communications to be delivered to the Additional Subsidiary pursuant to Section 9.2 of the Services Agreement, to the extent it differs from the address provided for Services Recipients in such section, is set forth below.

IN WITNESS WHEREOF, the undersigned Additional Subsidiary has caused this Supplement to be duly executed and delivered as of the day and year first above written.

,

a

By:
Name:
Title:

Address for Notices (if applicable):